EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bravatek Solutions, Inc. (the “Company”) on Form 10-Q/A for the period ended September 30, 2018 (the “Report”), I, Thomas A. Cellucci, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company’s financial position and results of operations.

Date: August 20, 2019	By:	/s/ Thomas Cellucci
Thomas Cellucci
Chief Executive Officer